UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2017 (February 10, 2017)

ULTRA PETROLEUM CORP.

(Exact name of registrant as specified in its charter)

Yukon, Canada (State or other jurisdiction of incorporation)	001-33614 (Commission File Number 001-33614)	N/A (I.R.S. Employer Identification No.)

400 North Sam Houston Parkway East, Suite 1200

Houston, Texas 77060

(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (281) 876-0120

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1. Registrant’s Business and Operations

Item 1.01. Entry Into a Material Definitive Agreement.

As previously disclosed, on April 29, 2016, Ultra Petroleum Corp. (the “Company”) and each of its subsidiaries, Keystone Gas Gathering, LLC, Ultra Resources, Inc., Ultra Wyoming, Inc., Ultra Wyoming LGS, LLC, UP Energy Corporation, UPL Pinedale, LLC, and UPL Three Rivers Holdings, LLC (collectively, with the Company, the “Ultra Entities”), filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of Texas (the “Court”). The Debtors’ Chapter 11 cases are being jointly administered under the caption In re Ultra Petroleum Corp., et al., Case No. 16-32202 (MI).

On February 8, 2017, the Ultra Entities filed the Debtors’ Second Amended Joint Chapter 11 Plan of Reorganization (the “Second Amended Plan”) with the Court.

First Amendment to Plan Support Agreement

As previously disclosed, the Ultra Entities entered into a Plan Support Agreement dated November 21, 2016 (the “Plan Support Agreement”) with certain holders of the 5.75% Senior Notes Due 2018 issued by the Company pursuant to that certain Indenture dated December 12, 2013 with respect thereto; certain holders of the 6.125% Senior Notes Due 2024 issued by the Company pursuant to that certain Indenture dated September 18, 2014 with respect thereto (collectively, the “PSA Noteholders”); and certain holders of common stock issued by the Company (the “PSA Equity Owners” and, collectively with the PSA Noteholders, the “Plan Support Parties”).

On February 10, 2017, the Ultra Entities entered into the First Amendment to the Plan Support Agreement (the “PSA Amendment”) with the Plan Support Parties party thereto. Pursuant to the PSA Amendment, the Required Consenting Parties agreed that the Plan Term Sheet, as modified to accord with the treatment of OpCo Funded Debt Claims and General Unsecured Claims under the Second Amended Plan, is reasonably satisfactory to such parties. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Plan Support Agreement.

The foregoing description of the PSA Amendment is qualified in its entirety by reference to the PSA Amendment attached hereto as Exhibit 10.1 and incorporated herein by reference.

Section 9. Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1

First Amendment to Plan Support Agreement effective as of February 10, 2017, by and among Ultra Petroleum Corp. and the other Debtors, on the one hand, and certain holders of common stock in Ultra Petroleum Corp. and debt securities issued by Ultra Petroleum Corp., on the other hand.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULTRA PETROLEUM CORP.

February 15, 2017	By:	/s/ Garrett B. Smith
	Name:	Garrett B. Smith
	Title:	Vice President and General Counsel